                                                                    EXHIBIT 99.1

================================================================================

                     DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
                                    Seller

                    DEUTSCHE FINANCIAL SERVICES CORPORATION
                                   Servicer

                                      and

                           THE CHASE MANHATTAN BANK
                                    Trustee

                     -------------------------------------

                           SERIES 1999-1 SUPPLEMENT

                           Dated as of June 1, 1999

                                      to

                        POOLING AND SERVICING AGREEMENT

                  Amended and Restated as of October 1, 1996

                    --------------------------------------

            DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
                                 SERIES 1999-1


================================================================================

                               TABLE OF CONTENTS

                                                                            Page

                                  ARTICLE I
                  Creation of the Series 1999-1 Certificates


SECTION 1.1.   Designation.................................................    1
SECTION 1.2.   Issuance of Series 1999-1 Certificates......................    1

                                  ARTICLE II
                                  Definitions
SECTION 2.1.   Definitions.................................................    1
SECTION 2.2.   Business Day Certificate....................................   12

                                 ARTICLE III
                                 Servicing Fee

SECTION 3.1.   Servicing Compensation......................................   13

                                  ARTICLE IV
                Rights of Series 1999-1 Certificateholders and
                   Allocation and Application of Collections

SECTION 4.1.   Allocations.................................................   14
SECTION 4.2.   Determination of Interest...................................   14
SECTION 4.3.   Weekly Principal............................................   15
SECTION 4.4.   Series 1999-1 Accounts......................................   15
SECTION 4.5.   Deficiency Amount...........................................   17
SECTION 4.6.   Application of Series 1999-1 Non-Principal Collections,
               Investment Proceeds and Available Series 1999-1
               Principal Collections.......................................   18
SECTION 4.7.   Distributions to Series 1999-1 Certificateholders............. 20
SECTION 4.8.   Application of Reserve Fund and Available Subordinated
               Amount......................................................   21
SECTION 4.9.   Series 1999-1 Charge-Offs...................................   22
SECTION 4.10.  Excess Servicing............................................   23

                                  ARTICLE V
                         Distribution and Reports to
                       Series 1999-1 Certificateholders

SECTION 5.1.   Distributions...............................................   23
SECTION 5.2.   Reports and Statements to Series 1999-1 Certificateholders..   23


SECTION 5.3.   Notice as to Overconcentration Amount........................  24

                                  ARTICLE VI
                           Early Amortization Events

SECTION 6.1.   Additional Early Amortization Events.........................  24

                                 ARTICLE VII
                              Optional Repurchase

SECTION 7.1.   Optional Repurchase..........................................  25

                                 ARTICLE VIII
                              Final Distributions

SECTION 8.1.   Sale of Certificateholders' Interest Pursuant to
               Section 2.3 of the Agreement; Distributions Pursuant to
               Section 7.1 of this Series Supplement or Section 2.3 or
               12.2(c) of the Agreement.....................................  25
SECTION 8.2.   Distribution of Proceeds of Sale, Disposition or
               Liquidation of the Receivables Pursuant to Section 9.2
               of the Agreement.............................................  26

                                  ARTICLE IX
                           Miscellaneous Provisions

SECTION 9.1.   Name of Trust................................................  27
SECTION 9.2.   Ratification of Agreement....................................  28
SECTION 9.3.   Counterparts.................................................  28
SECTION 9.4.   Governing Law................................................  28
SECTION 9.5.   Waiver.......................................................  28
SECTION 9.6.   The Trustee..................................................  28
SECTION 9.7.   Instructions in Writing......................................  28
SECTION 9.8.   Initial Funding of Reserve Fund..............................  28
SECTION 9.9.   Restrictions on Transfer of Series 1999-1 Certificates.......  28
SECTION 9.10.  Deposits in Collection Account...............................  30
SECTION 9.11.  Notice of Issuance...........................................  30
SECTION 9.12.  Severability; Certificate Rate Limitation....................  30
SECTION 9.13.  Headings.....................................................  31

EXHIBITS

Exhibit A      Form of Series 1999-1 Certificate
Exhibit B      Distribution Date Statement
Exhibit C      Investment Letter

SCHEDULES

Schedule 1  Series 1999-1 Accounts
Schedule 2  Certain Terms Used in the Definition of
            Specified Available Subordination Amount

     SERIES 1999-1 SUPPLEMENT dated as of June 1, 1999 (this "Series Supplement") among DEUTSCHE FLOORPLAN RECEIVABLES, L.P., a Delaware limited partnership, as Seller, DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation, as Servicer, and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee.

     Pursuant to Section 6.3 of the Pooling and Servicing Agreement, dated as of December 1, 1993, amended and restated as of March 1, 1994, further amended as of January 24, 1996 and amended and restated as of October 1, 1996 (as the same may be further amended, amended and restated or otherwise modified from time to time, the "Agreement" or the "Pooling and Servicing Agreement"), among the Seller, the Servicer and the Trustee, the Seller may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

     Pursuant to this Series Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I

                  Creation of the Series 1999-1 Certificates
                  ------------------------------------------

     SECTION 1.1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Floating Rate Asset Backed Certificates, Series 1999-1," which shall consist of one Class.

     (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

     SECTION 1.2. Issuance of Series 1999-1 Certificates. On the Closing Date and from time to time thereafter until the end of the Commitment Period, subject to the terms of the Certificate Purchase Agreement, the Trustee shall authenticate and deliver Series 1999-1 Certificates to or upon the order of the Seller, which order may be given under manual or facsimile signature; provided that the maximum outstanding principal balance of all Series 1999- 1 Certificates (giving effect to payments in reduction of the outstanding principal balance of the Series 1999-1 Certificates under this Series Supplement) shall not exceed the Maximum Funding Amount.

                                  ARTICLE II

                                  Definitions
                                  -----------

     SECTION 2.1. Definitions. (a) Whenever used in this Series Supplement the following words and phrases shall have the following meanings:

     "Accrual Period" shall mean, with respect to any Principal Reduction Date (the "current Principal Reduction Date"), the period from (but excluding) the second Business Day prior to the Principal Reduction Date immediately preceding the current Principal Reduction Date to and including the second Business Day prior to the current Principal Reduction Date; provided that the first Accrual Period shall be the period from and including the Closing Date to and including July 6, 1999; provided, further, that the first Principal Reduction Date shall be July 8, 1999.

     "Additional Amounts" shall have the meaning specified in the Certificate Purchase Agreement.

     "Additional Base Rate Interest" shall have the meaning specified in Section 4.2(c).

     "Additional CP Interest" shall have the meaning specified in Section
4.2(b).

     "Additional Early Amortization Event" shall have the meaning specified in
Section 6.1.

     "Additional Interest" shall mean Additional Base Rate Interest, Additional CP Interest or Additional LIBO Interest, as the case may be.

     "Additional LIBO Interest" shall have the meaning specified in Section 4.2(d).

     "Administrative Agent" shall have the meaning set forth in the Certificate Purchase Agreement.

     "Allocable Miscellaneous Payments" shall mean, with respect to any Principal Reduction Date, the product of (a) the Series 1999-1 Allocation Percentage for the Collection Period in which such Principal Reduction Date occurs and (b) Miscellaneous Payments with respect to the Accrual Period ending immediately prior to such Principal Reduction Date.

     "Available Seller's Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Seller's Non-Principal Collections for such Deposit Date and (b) the Available Seller's Principal Collections for such Deposit Date; provided, however, that the Available Seller's Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero on the Determination Date immediately following the end of such Collection Period.

     "Available Seller's Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over
(ii) the Excess Seller's Percentage for such Collection Period by (b) Non-Principal Collections for such Deposit Date.

     "Available Seller's Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over
(ii) the Excess Seller's Percentage for such Collection Period by (b) Principal Collections for such Deposit Date.

     "Available Series 1999-1 Principal Collections" shall mean, with respect to any Principal Reduction Date, the sum of (a) an amount equal to Series 1999-1 Principal Collections for the related Accrual Period, (b) Allocable Miscellaneous Payments, if any, with respect to such Principal Reduction Date and (c) on and after the Termination Date, any funds in the Reserve Fund after giving effect to Section 4.8.

     "Available Subordinated Amount" shall mean, as of any Determination Date, the result of (a) the sum of the Specified Available Subordination Amounts, minus (b) the aggregate of the Required Subordination Draw Amounts for all preceding Distribution Dates to the extent provided in Section 4.8.

     "Base Rate" shall mean a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by FNBC from time to time, changing when and as such rate changes.

     "Base Rate Interest Amount" shall mean, with respect to any Distribution Date, the summation, with respect to each Base Rate Tranche outstanding during the immediately preceding Collection Period, for each day during such Collection Period, of the result of (a) the product of the Base Rate applicable to such Base Rate Tranche on such day, and (ii) the portion of the Invested Amount, if any, allocated to such Base Rate Tranche on such day, divided by (b) 365.

     "Base Rate Interest Shortfall" shall have the meaning specified in Section 4.2(c).

     "Base Rate Tranche" shall mean the portion of the Invested Amount, if any, for which interest is calculated by reference to the Base Rate in accordance with the Certificate Purchase Agreement.

     "Benefit Plan" shall have the meaning specified in Section 9.9.

     "Business Day" means any day (other than a Saturday or a Sunday) on which banks are not authorized or obligated (by law, executive order or governmental decree) to close in New York, New York, St. Louis, Missouri or Chicago, Illinois, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

     "Certificate Assignment" shall mean any sale, assignment or transfer of a Series 1999-1 Certificate.

     "Certificate Purchase Agreement" shall mean that certain Certificate Purchase Agreement dated as of the Closing Date among the Seller, the Servicer, the Conduit Purchasers party thereto, the Administrative Agent, and FNBC as Committed Purchaser, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Certificate Rate" shall mean the Base Rate, the CP Rate or the LIBO Rate, as the case may be.

     "Certificateholders"  shall mean the Series 1999-1 Certificateholders.

     "Certificateholders' Monthly Servicing Fee" shall have the meaning specified in Section 3.1.

     "Certificates" shall mean the Series 1999-1 Certificates.

     "Closing Date" shall mean June 28, 1999.

     "Commercial Paper" shall have the meaning specified in the Certificate Purchase Agreement.

     "Commitment Fee" shall have the meaning specified in the Fee Letter.

     "Commitment Period" shall mean the period beginning at the opening of business on the Closing Date and ending on the earliest to occur of: (i) the issuance of a new Series of Investor Certificates in the term asset-backed securities market; (ii) the date designated in a notice from the Seller to the Trustee and the Administrative Agent as the "Commitment Period Termination Date", which notice shall be given not less than two Business Days prior to such "Commitment Period Termination Date"; (iii) the Overconcentration Termination Date (as such term is defined in clause (c) of the definition of Specified Available Subordination Amount); (iv) December 31, 1999; and (v) the close of business on the day an Early Amortization Period commences; provided, however, that, if any Early Amortization Period ends as described in clause (c) of the definition of Early Amortization Period in the Agreement, the Commitment Period shall recommence as of the close of business on the day such Early Amortization Period ends.

     "Conduit Purchasers" shall have the meaning specified in the Certificate Purchase Agreement.

     "CP Interest Amount" shall mean, with respect to any Distribution Date, the summation, with respect to each CP Tranche outstanding during the immediately preceding Collection Period, for each day during such Collection Period, of the result of (a) the product of (i) the CP Rate applicable to such CP Tranche, and
(ii) the portion of the Invested Amount, if any, allocated to such CP Tranche on such day, divided by (b) 360.

     "CP Interest Shortfall" shall have the meaning specified in Section 4.2.

     "CP Rate" means, with respect to each Conduit Purchaser, the sum of (i) twenty-five basis points (0.25%) per annum, plus (ii) the per annum rate, equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper having a term equal to the relevant CP Tranche Period may be sold by any placement agent or commercial paper dealer reasonably selected by such Conduit Purchaser, as agreed between each such dealer or agent and such Conduit Purchaser, plus the amount of any placement agent or commercial paper dealer fees incurred in connection with such sale and other costs associated with funding small or odd-lot amounts; provided, that if the rate (or any of the rates) as agreed between any such agent or dealer and such Conduit Purchaser is a discount rate (or rates), then clause
(ii) of the "CP Rate" for such CP Tranche Period shall be the rate (or if more than one rate, the weighted average of the rates) result from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

     "CP Tranche" shall mean the portion of the Invested Amount, if any, for which interest is calculated by reference to a CP Rate (and determined by reference to a particular CP Tranche Period) in accordance with the Certificate Purchase Agreement.

     "CP Tranche Period" shall mean, with respect to any CP Tranche, a period of days not to exceed 90 days commencing on a Business Day selected pursuant to the Certificate Purchase Agreement, provided that

          (1) if any CP Tranche Period would otherwise end on a day that is not a Business Day, such CP Tranche Period shall be extended to the next succeeding Business Day;

          (2) any CP Tranche Period that would otherwise extend beyond the Termination Date shall end on the Termination Date; and

          (3) any CP Tranche Period that begins during the Early Amortization Period shall be of such duration (not to exceed 90 days) as may be specified by the Administrative Agent.

     "Deficiency Amount" shall have the meaning specified in Section 4.5.

     "Deposit Date" shall mean the Business Day prior to a Distribution Date.

     "Distribution Date Statement" shall have the meaning specified in Section 5.2(a).

     "Early Amortization Event" shall mean any Early Amortization Event specified in Section 9.1 of the Agreement, together with any Additional Early Amortization Event specified in Section 6.1 of this Series Supplement.

     "Early Amortization Period" shall mean an Early Amortization Period (as defined in the Agreement) with respect to Series 1999-1.

     "Eligible Deposit Account" shall mean (a) a segregated account with an Eligible Institution, (b) a segregated trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution or trust company shall have a credit rating from each Rating Agency in one of its rating categories which signifies investment grade, or (c) a segregated account with Deutsche Bank AG, New York Branch.

     "Excess Seller's Percentage" shall mean, with respect to any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to (a) when used with respect to Non-Principal Collections and Defaulted Receivables, 100% minus the sum of (i) the Floating Allocation Percentage with respect to such Collection Period plus the sum of the floating allocation percentages for all outstanding Series (other than Series 1999-1) for such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the sum of the Available Subordinated Amount as of the Determination Date occurring in such Collection Period plus the sum of the aggregate available subordinated amounts for all outstanding Series (other than Series 1999-1) as of such Determination Date (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), and the denominator of which is the Pool Balance as of the last day of the immediately preceding Collection Period or (b) when used with respect to Principal Collections, 100% minus the sum of (i) the Floating Allocation Percentage plus the floating allocation percentages for all outstanding Series (other than Series 1999-1) that are in their revolving periods with respect to such Collection Period plus the sum of the Principal Allocation Percentage plus the principal allocation percentages for all outstanding Series (other than Series 1999-1) that are not in their revolving periods with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the sum of the Available Subordinated Amount as of the Determination Date occurring in such Collection Period plus the sum of the aggregate available subordinate amounts for all outstanding Series (other than Series 1999-1) as of such Determination Date (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), and the denominator of which is the Pool Balance as of the last day of such immediately preceding Collection Period.

     "Excess Servicing" shall mean, with respect to any Distribution Date, the amount, if any, specified pursuant to Section 4.6(a)(ix), with respect to such Distribution Date.

     "Fee Letter" shall have the meaning set forth in the Certificate Purchase Agreement.

     "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Collection Period and the denominator of which is the Pool Balance as of such last day; provided, however, that, with respect to the Collection Period in which the Closing Date occurs, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the sum of the initial principal balances of the Series 1999-1 Certificates on the Closing Date and the denominator of which is the Pool Balance on the Closing Date.

     "FNBC" means The First National Bank of Chicago, a national banking association, and its successors.

     "Indebtedness" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, and (vi) net liabilities under interest rate swap, exchange or cap agreements.

     "Initial Invested Amount" shall mean the Maximum Funding Amount.

     "Interest Funding Account" shall have the meaning specified in Section 4.4(b).

     "Interest Period" shall mean, with respect to any Distribution Date, the immediately preceding Collection Period (or, in the case of the first Distribution Date, the period from and including the Closing Date to and including the last day of the Collection Period in which the Closing Date occurred).

     "Invested Amount" shall mean, for any date, an amount equal to the sum of
(a) the outstanding principal balances of the Series 1999-1 Certificates, minus
(b) the aggregate amount of payments made to Series 1999-1 Certificateholders in reduction of the outstanding principal balances of the Series 1999-1 Certificates prior to such date, minus (c) the aggregate amount of all unreimbursed Series 1999-1 Charge-Offs.

     "Investment Letter" shall have the meaning specified in Section 9.9.

     "Investment Proceeds" shall mean, with respect to any Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series 1999-1 Accounts, together with an amount equal to the Series 1999-1 Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited as of the related Determination Date to the Collection Account pursuant to Section 4.2 of the Agreement.

     "LIBO Interest Amount" shall mean, with respect to any LIBO Payment Date and any related LIBO Tranche, the summation, for each LIBO Tranche Period ending on such LIBO Payment Date, of the result of (a) the product of (i) the LIBO Rate applicable to such LIBO Tranche, (ii) the portion of the Invested Amount, if any, allocated to such LIBO Tranche during such LIBO Tranche Period, and (iii) the number of days in such LIBO Tranche Period, divided by (b) 360.

     "LIBO Interest Shortfall" shall have the meaning specified in Section 4.2.

     "LIBO Payment Date" shall mean, with respect to any LIBO Tranche and the related LIBO Tranche Period, the last day of such LIBO Tranche Period.

     "LIBO Payment Date Statement" shall have the meaning specified in Section 5.2.

     "LIBO Rate" shall mean the rate per annum equal to the sum of (i) the rate at which deposits in U.S. dollars are offered by FNBC to first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the relevant LIBO Tranche Period, such deposits being in the approximate amount of the Invested Amount to be funded or maintained at such LIBO Rate in accordance with the Certificate Purchase Agreement, plus (ii) one-half of one percent (0.50%) per annum.

     "LIBO Tranche" shall mean the portion of the Invested Amount, if any, for which interest is calculated by reference to a LIBO Rate (and determined by reference to a particular LIBO Tranche Period) in accordance with the Certificate Purchase Agreement.

     "LIBO Tranche Period" shall mean, with respect to any LIBO Tranche, a period of up to three months commencing on a Business Day selected pursuant to the Certificate Purchase Agreement, provided that

          (1) if any LIBO Tranche Period would otherwise end on a day that is not a Business Day, such LIBO Tranche Period shall be extended to the next succeeding Business Day (unless the result of such extension would be to carry such LIBO Tranche Period into another calendar month, in which event such LIBO Tranche Period shall end on the immediately preceding Business
     Day);

          (2) any LIBO Tranche Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

          (3) any LIBO Tranche Period that begins during the Early Amortization Period shall be of such duration (not to exceed 90 days) as may be selected by the Administrative Agent; and

          (4) any LIBO Tranche Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBO Tranche Period) shall end on the last Business Day of the applicable future calendar month.

     "Maximum Funding Amount" shall mean one billion five hundred million dollars ($1,500,000,000), as such amount may be increased or decreased from time to time in accordance with Section 2.05 of the Certificate Purchase Agreement (which increase or decrease shall be certified in an Officers' Certificate of the Seller delivered to the Trustee).

     "Monthly Interest" shall mean, for any Distribution Date, the sum of the CP Interest Amount plus the Base Rate Interest Amount, if any, for such Distribution Date.

     "Monthly Servicing Fee" shall have the meaning specified in Section 3.1.

     "Participant" shall have the meaning specified in Section 11.04 of the Certificate Purchase Agreement.

     "Principal Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Maximum Funding Amount and the denominator of which is the Pool Balance as of the last day of the immediately preceding Collection Period.

     "Principal Determination Date" means the Business Day prior to a Principal Reduction Date.

     "Principal Funding Account" shall have the meaning specified in Section 4.4(c).

     "Principal Reduction Date" shall mean each Thursday or, if a particular Thursday is not a Business Day, the first Business Day following such Thursday. The "related" Principal Reduction Date in respect of an Accrual Period shall be the first Principal Reduction Date after such Accrual Period.

     "Rating Agency Condition" shall have the meaning specified in the Agreement; provided that the Rating Agency Condition shall be applicable only at such times as there remain outstanding any Series or Class which has been rated by the Rating Agencies.

     "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, (ii) accrued and unpaid Monthly Interest and LIBO Interest Amounts, (iii) to the extent permitted by applicable law, the amount of any accrued and unpaid Additional Interest, and (iv) to the extent permitted by applicable law, the amount of any accrued and unpaid Additional Amounts.

     "Required Participation Percentage" shall mean, with respect to Series 1999-1, 105%.

     "Required Subordination Draw Amount" shall mean, for a Distribution Date, the lesser of (x) the Deficiency Amount and (y) the Available Subordinated Amount for the related Determination Date.

     "Reserve Fund" shall have the meaning specified in Section 4.4(a).

     "Reserve Fund Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which (i) the Reserve Fund Required Amount for such Distribution Date exceeds (ii) the amount of funds in the Reserve Fund after giving effect to any withdrawals therefrom on such Distribution Date.

     "Reserve Fund Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) two percent (2%) and (b) the aggregate outstanding principal balance of the Certificates as of such Distribution Date (after giving effect to any changes therein on such Distribution Date).

     "Revolving Period" for purposes of Series 1999-1 shall mean the Commitment Period.

     "Seller's Collections" shall mean, with respect to any Collection Period, the sum of (a) the Seller's Percentage of Non-Principal Collections for such Collection Period, plus (b) the Seller's Percentage of Principal Collections for such Collection Period.

     "Seller's Percentage" for any Collection Period shall mean (i) with respect to Non- Principal Collections and Defaulted Receivables, 100% minus the aggregate of the Floating Allocation Percentage plus the floating allocation percentages for each outstanding Series (other than Series 1999-1) and (ii) with respect to Principal Collections, 100% minus the sum of (a) the aggregate of the Floating Allocation Percentage plus the floating allocating percentages for all outstanding Series (other than Series 1999-1) in their revolving periods and (b) the aggregate of the Principal Allocation Percentage plus the principal allocation percentages for all outstanding Series (other than Series 1999-1) that are not in their revolving periods, but in any case shall not be less than 0%.

     "Series 1999-1" shall mean the Series 1999-1 Certificates.

     "Series 1999-1 Accounts" shall have the meaning specified in Section
4.4(d).

     "Series 1999-1 Allocation Percentage" for any Collection Period shall mean the percentage equivalent of a fraction, the numerator of which is the Invested Amount on the last Business Day of the preceding Collection Period and the denominator of which is the Trust Invested Amount on such last Business Day.

     "Series 1999-1 Certificateholders" shall mean the Holders of the Series 1999-1 Certificates.

     "Series 1999-1 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Series 1999-1 Certificates.

     "Series 1999-1 Certificates" shall mean any one of the "Floating Rate Asset Backed Certificates, Series 1999-1" executed by the Seller and authenticated by the Trustee from time to time, substantially in the form of Exhibit A.

     "Series 1999-1 Charge-Off" shall have the meaning specified in Section 4.9.

     "Series 1999-1 Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Collection Period and (b) the Floating Allocation Percentage for such Collection Period.

     "Series 1999-1 Non-Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Floating Allocation Percentage for the related Collection Period and (ii) Non-Principal Collections for such Collection Period.

     "Series 1999-1 Principal Collections" shall mean, with respect to any Accrual Period and the related Principal Reduction Date, the sum of (a) the product of (i) the Principal Allocation Percentage in effect on the first day of such Accrual Period and (ii) Principal Collections for the period prior to the Principal Determination Date in such Accrual Period but on and after the Principal Determination Date in the immediately preceding Accrual Period and (b) the amount, if any, of Non-Principal Collections, funds in the Reserve Fund, Excess Servicing and Available Seller's Collections to be allocated in each case to cover the Series 1999-1 Default Amount or reimburse Series 1999-1 Charge-Offs pursuant to Section 4.6(a)(vi) or 4.8(b) (to the extent Section 4.8(b) relates to a shortfall in distributions pursuant to Section 4.6(a)(vi) on the Distribution Date immediately preceding such Principal Reduction Date); provided that if the sum of the Principal Allocation Percentage and the principal allocation percentages for all other outstanding Series (or the floating allocation percentages, if other series are using floating allocation percentages to make allocations in respect of Principal Collections) exceeds 100%, then Principal Collections shall be allocated among all Series (including Series 1999-1) pro rata on the basis of such floating allocation percentages, principal allocation percentages and the Principal Allocation Percentage.

     "Servicing Fee Rate" shall mean, with respect to Series 1999-1, two percent (2%) or, for any Distribution Date in respect of which the Monthly Servicing Fee has been waived, zero percent (0%).

     "Specified Available Subordination Amount," with respect to a Series 1999-1 Certificate, shall be determined as follows:

     (a) If as of the Determination Date immediately preceding the date that a Series 1999-1 Certificate is issued, the Overconcentration Amount is zero or a Tier-1 Overconcentration (as defined in Schedule 2 hereto) exists, then the Specified Available Subordination Amount for such Series 1999-1 Certificate shall equal the result of (i) two and one-half percent (2.5%) multiplied by (ii) the principal amount of such Series 1999-1 Certificate on such date of issuance.

     (b) If as of the Determination Date immediately preceding the date that a Series 1999-1 Certificate is issued, a Tier-2 Overconcentration (as defined in
Schedule 2 hereto) exists, then the Specified Available Subordination Amount for such Series 1999-1 Certificate shall equal the result of (i) three percent (3%) multiplied by (ii) the principal amount of such Series 1999-1 Certificate on such date of issuance.

     (c) If as of the Determination Date immediately preceding the date that a Series 1999-1 Certificate is issued, a Tier-3 Overconcentration (as defined in
Schedule 2 hereto) exists, then the Transferor and the Administrative Agent shall enter into good faith negotiations in order to determine an appropriate amount of credit enhancement for the benefit of such Series 1999-1 Certificate; provided that if the Transferor and the Administrative Agent do not reach a mutually satisfactory agreement with respect to such credit enhancement within ten (10) Business Days after such issuance date, then the Commitment Period shall terminate on such tenth (10th) Business Day (such tenth (10th) Business Day being referred to as the "Overconcentration Termination Date"); provided, further, that until such a mutually satisfactory agreement shall be reached, the Specified Available Subordination Amount for any Series 1999-1 Certificate referred to in this clause (c) shall be determined as if a Tier-2 Overconcentration rather than a Tier-3 Overconcentration existed on the Determination Date immediately preceding the issuance date of such Series 1999-1 Certificate.

     "Termination Date" shall mean the October 2001 Distribution Date.

     "Termination Proceeds" shall mean any proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.2(c) of the Agreement with respect to Series 1999-1.

     "Tranche" shall mean any of the Base Rate Tranche, a CP Tranche or a LIBO Tranche.

     "Weekly Principal" shall have the meaning specified in Section 4.3.

     (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1999-1, Standard & Poor's, Moody's and Fitch. As used in this Series Supplement and in the Agreement with respect to Series 1999-1, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA and A-1+, as applicable, (ii) in the case of Moody's, Aaa and P-1, as applicable, and (iii) in the case of Fitch, AAA and F-1+, as applicable.

     (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement or the Certificate Purchase Agreement. The definitions in Section 2.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

          SECTION 2.2. Business Day Certificate. Within 5 days after the Closing Date (with respect to the remainder of the calendar year 1999), and thereafter, within 15 days prior to the end of each calendar year while this Series Supplement remains in effect (with respect to the succeeding calendar years), the Servicer shall deliver to the Trustee an Officers' Certificate specifying the days on which banks in St. Louis, Missouri or Chicago, Illinois are authorized or obligated by law, executive order or governmental decree to close.



                                  ARTICLE III

                                 Servicing Fee

          SECTION 3.1. Servicing Compensation. A monthly servicing fee (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the first Distribution Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Series 1999-1 Allocation Percentage of the Pool Balance as of the last day of the second Collection Period preceding such Distribution Date. The share of the Servicing Fee allocable to the Series 1999-1 Certificateholders with respect to any Distribution Date (the "Certificateholders' Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date; provided, however, that with respect to the first Distribution Date for Series 1999-1, clause (b) of this sentence shall be deemed to refer the Invested Amount on the last day of the first Collection Period preceding such Distribution Date. Notwithstanding the foregoing, with respect to the first Distribution Date for Series 1999-1, each reference in the preceding sentences of this Section to one-twelfth shall be deemed to be replaced by a fraction, the numerator of which is the number of days from but excluding the Closing Date to and including the last day of the month in which the Closing Date occurs and the denominator of which is 360.

     The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Trust, the Trustee or the Series 1999-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Certificateholders of other Series and the Series 1999-1 Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Certificateholders of other Series. The Certificateholders' Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

     The Servicer shall be permitted, in its sole discretion, to waive the Monthly Servicing Fee for any Distribution Date by notice to the Trustee on or before the related Determination Date; provided that the Servicer believes that sufficient Collections of Non-Principal Receivables shall be available on any future Distribution Date to pay the Monthly Servicing Fee relating to the waived Monthly Servicing Fee. If the Servicer so waives the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the Certificateholders' Monthly Servicing Fee for such Distribution Date shall be deemed to be zero for all purposes of this Series Supplement and the Agreement; provided, however, that such Certificateholders' Monthly Servicing Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to Section 4.10(a); provided further, however, that, to the extent any such waived Certificateholders' Monthly Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.




                                  ARTICLE IV

                Rights of Series 1999-1 Certificateholders and
                   Allocation and Application of Collections

          SECTION 4.1. Allocations. Subject to Section 4.3(c) of the Agreement, Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts, as they relate to Series 1999-1, shall be allocated and distributed as set forth in this Article IV.

          SECTION 4.2. Determination of Interest. (a) Pursuant to the Certificate Purchase Agreement, the Invested Amount may from time to time be divided into one or more Tranches, each of which will accrue interest at the applicable Certificate Rate.

     (b) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CP Interest Shortfall"), of
(x) the sum of (i) the CP Interest Amount for such Distribution Date plus (ii) without duplication, the aggregate amount of any accrued and unpaid CP Interest Amount for each Distribution Date since the Closing Date over (y) the amount which shall be available to be paid to the Series 1999-1 Certificateholders from the Interest Funding Account on such Distribution Date in respect thereof. If, as of any Distribution Date, an amount covering any CP Interest Shortfall for the prior Distribution Date shall not have been deposited into the Interest Funding Account, then an additional amount ("Additional CP Interest") equal to the product of (i) the weighted average CP Rate for the CP Tranches outstanding during the Interest Period preceding the current Distribution Date, (ii) a fraction the numerator of which is the actual number of days in the period from and including such prior Distribution Date to but excluding the current Distribution Date and the denominator of which is 360, and (iii) such CP Interest Shortfall (or the portion thereof which has not been paid or deposited in the Interest Funding Account), shall be payable as set forth in Section 4.7. Notwithstanding anything to the contrary herein, Additional CP Interest shall be payable to the Interest Funding Account or distributed to Series 1999-1 Certificateholders only to the extent permitted by applicable law.

     (c) On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Base Rate Interest Shortfall"), of (x) the sum of (i) the Base Rate Interest Amount for such Distribution Date plus (ii) without duplication, the aggregate amount of any accrued and unpaid Base Rate Interest Amount for each Distribution Date since the Closing Date over (y) the amount which shall be available to be paid to the Series 1999-1

Certificateholders from the Interest Funding Account on such Distribution Date in respect thereof. If, as of any Distribution Date, an amount covering any Base Rate Interest Shortfall for the prior Distribution Date shall not have been deposited into the Interest Funding Account, then an additional amount ("Additional Base Rate Interest") equal to the product of (i) the weighted average Base Rate for the Base Rate Tranches outstanding during the Interest Period preceding the current Distribution Date, (ii) a fraction the numerator of which is the actual number of days in the period from and including such prior Distribution Date to but excluding the current Distribution Date and the denominator of which is 365, and (iii) such Base Rate Interest Shortfall (or the portion thereof which has not been paid or deposited in the Interest Funding Account), shall be payable as set forth in Section 4.7. Notwithstanding anything to the contrary herein, Additional Base Rate Interest shall be payable to the Interest Funding Account or distributed to Series 1999-1 Certificateholders only to the extent permitted by applicable law.

     (d) On the second Business Day preceding each LIBO Payment Date, the Servicer shall determine the excess, if any (the "LIBO Interest Shortfall"), of
(x) the sum of (i) the LIBO Interest Amount for each LIBO Tranche Period ending on such LIBO Payment Date plus (ii) without duplication, the aggregate amount of any accrued and unpaid LIBO Interest Amount for each LIBO Payment Date since the Closing Date over (y) the amount which shall be available to be paid to the Series 1999-1 Certificateholders from the Interest Funding Account on such LIBO Payment Date in respect thereof. If, as of any LIBO Payment Date, an amount covering any LIBO Interest Shortfall for the prior LIBO Payment Date shall not have been deposited into the Interest Funding Account, then an additional amount ("Additional LIBO Interest") equal to the sum, for each LIBO Tranche having a LIBOR Tranche Period ending on the current LIBO Payment Date, of the product of
(i) the LIBO Rate for such LIBO Tranche Period, (ii) a fraction the numerator of which is the number of days in the period from and including such prior LIBO Payment Date to but excluding the current LIBO Payment Date and the denominator of which is 360, and (iii) such LIBO Interest Shortfall (or the portion thereof which has not been paid or deposited in the Interest Funding Account), shall be payable as set forth in Section 4.7 with respect to the Series 1999-1 Certificates. Notwithstanding anything to the contrary herein, Additional LIBO Interest shall be payable to the Interest Funding Account or distributed to Series 1999-1 Certificateholders only to the extent permitted by applicable law.

          SECTION 4.3. Weekly Principal. The amount of principal ("Weekly Principal") distributable with respect to the Series 1999-1 Certificates on each Principal Reduction Date (a) shall be determined on the related Principal Determination Date, (b) shall be equal to the lesser of (i) the Available Series 1999-1 Principal Collections with respect to such Principal Reduction Date and
(ii) the outstanding principal balance of the Series 1999-1 Certificates, (c) shall be deposited by the Servicer in the Principal Funding Account on or before such Principal Reduction Date and (d) shall be distributed on such Principal Reduction Date pursuant to Section 4.7(a)(iii).

          SECTION 4.4. Series 1999-1 Accounts. (a)(i) The Trustee, at the direction of the Servicer, for the benefit of the Series 1999-1
Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the

"Reserve Fund") which shall be identified as the "Reserve Fund for the Distribution Financial Services Floorplan Master Trust, Series 1999-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders.

     (ii) At the direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Trustee in Eligible Investments selected by the Servicer that shall mature so that such funds shall be available at the close of business on or before the Business Day next preceding the following Distribution Date. All Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-1 Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in Section 4.6(a) of this Series Supplement. Funds deposited in the Reserve Fund on the Business Day preceding a Distribution Date are not required to be invested overnight.

     (b)(i) The Trustee, for the benefit of the Series 1999-1 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Interest Funding Account"), which shall be identified as the "Interest Funding Account for the Distribution Financial Services Floorplan Master Trust, Series 1999-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders.

     (ii) At the direction of the Servicer, funds on deposit in the Interest Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer that shall mature so that such funds shall be available at the close of business on or before the Business Day next preceding the following Distribution Date. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-1 Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Account shall be applied as set forth in Section 4.6(a) of this Series Supplement. Funds deposited in the Interest Funding Account on the Business Day preceding a Distribution Date are not required to be invested overnight.

     (c)(i) The Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), which shall be identified as the "Principal Funding Account for Distribution Financial Services Floorplan Master Trust, Series 1999-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders.

     (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer that shall mature so that such funds shall be available at the close of business on or before the Business Day next preceding the following Principal Reduction Date. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-1 Certificateholders. On each Distribution Date all interest and other investment earnings (net of losses and investment expenses) on funds on deposit therein shall be applied as set forth in Section 4.6(a) of this Series Supplement. Funds deposited in the Principal Funding Account on a Principal Reduction Date for distribution on such Principal Reduction Date shall not be invested on such date.

     (d)(i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Reserve Fund, the Interest Funding Account and the Principal Funding Account (collectively, the "Series 1999-1 Accounts") and in all proceeds thereof. The Series 1999-1 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any of the Series 1999-1 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1999-1 Account meeting the conditions specified in paragraph (a)(i), (b)(i) or (c)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or investments to such new Series 1999-1 Account. Neither the Seller, the Servicer nor any other Person or entity claiming by, through or under the Seller, the Servicer or any such other Person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1999-1 Account, except as expressly provided herein. Schedule 1, which is hereby incorporated into and made part of this Series Supplement, identifies each Series 1999-1 Account by setting forth the account number of each such account, the account designation of each such account and the name of the institution with which such account has been established. If a substitute Series 1999-1 Account is established pursuant to this Section, the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Series 1999-1 Account.

     (ii) Pursuant to the authority granted to the Servicer in Section 3.1(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1999-1 Accounts for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

     (e) Unless otherwise agreed to by the Rating Agencies and the Administrative Agent, at no time may funds on deposit in any Series 1999-1 Account in an amount greater than 10% of the outstanding principal balance of the Certificates be invested in Eligible Investments (other than obligations of the United States government or investments in a mutual fund that does not have credit concentrations greater than 10%) of any single entity or its Affiliates.

     (f) Upon payment in full of the outstanding principal balance of the Series 1999-1 Certificates, any funds remaining on deposit in any Series 1999-1 Account shall be paid to the Seller.

          SECTION 4.5. Deficiency Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which

          (a) the sum of

               (i) the Monthly Interest for such Distribution Date,

               (ii) any Monthly Interest for any prior Distribution Dates required to be but not deposited in the Interest Funding Account on a prior Distribution Date,

               (iii) Additional Interest, if any, for such Distribution Date and any Additional Interest for any prior Distribution Dates required to be but not deposited into the Interest Funding Account on a prior Distribution Date (to the extent permitted by applicable law),

               (iv) the Certificateholders' Monthly Servicing Fee for such Distribution Date,

               (v) the Series 1999-1 Default Amount, if any, for such Distribution Date, and

               (vi) the Series 1999-1 Allocation Percentage of the amounts of any Adjustment Payment required to be deposited in the Collection Account pursuant to Section 3.9(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date, exceeds

          (b) the sum of Series 1999-1 Non-Principal Collections for such Distribution Date plus any Investment Proceeds, if any, with respect to such Distribution Date.

     SECTION 4.6. Application of Series 1999-1 Non-Principal Collections, Investment Proceeds and Available Series 1999-1 Principal Collections. (a) The Servicer shall direct the Trustee (by setting forth the following amounts in the related Distribution Date Statement) to distribute on each Distribution Date (and the Trustee shall distribute on each Distribution Date) an amount equal to the sum of Series 1999-1 Non-Principal Collections on deposit in the Collection Account and any Investment Proceeds with respect to such Distribution Date, in the following priority:

          (i) first, an amount equal to the Monthly Interest for such Distribution Date, plus the amount of any Monthly Interest for any prior Distribution Dates not distributed to the Series 1999-1 Certificateholders on such prior Distribution Dates plus (but only to the extent permitted under applicable law) the amount of any unpaid Additional Base Rate Interest and any unpaid Additional CP Interest shall be deposited in the Interest Funding Account;

          (ii) second, an amount equal to the accrued and unpaid Commitment Fee shall be distributed to the Administrative Agent for application in accordance with the Fee Letter;

          (iii) third, an amount equal to the Certificateholders' Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer, if the Servicer is not DFS (unless such amount has been netted against deposits to the Collection Account or waived);

          (iv) fourth, an amount equal to the Reserve Fund Deposit Amount, if any, for such Distribution Date shall be deposited in the Reserve Fund;

          (v) fifth, an amount equal to the Certificateholders' Monthly Servicing Fee for such Distribution Date shall be distributed to DFS if DFS is the Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

          (vi) sixth, an amount equal to the Series 1999-1 Default Amount, if any, for such Distribution Date shall be treated as a portion of Series 1999-1 Principal Collections;

          (vii) seventh, an amount required to reimburse unreimbursed Series 1999-1 Charge-Offs pursuant to Section 4.9 shall be treated as a portion of Series 1999-1 Principal Collections;

          (viii) eighth, an amount equal to any unpaid Additional Amounts then due and owing shall be distributed to the Administrative Agent (but only to the extent permitted under applicable law) for application in accordance with the Certificate Purchase Agreement; and

          (ix) ninth, the balance, if any, shall constitute "Excess Servicing" and shall be allocated and distributed as set forth in Section 4.10.

          (b) The Servicer shall direct the Trustee (by setting forth the following amounts in the related LIBO Payment Date Statement) to transfer to the Interest Funding Account (and the Trustee shall transfer) on each LIBO Payment Date, from Series 1999-1 Non- Principal Collections on deposit in the Collection Account, an amount equal to

          (i) the LIBO Interest Amount for such LIBO Payment Date, plus

          (ii) the portion of any LIBO Interest Amount for any prior LIBO Payment Date not distributed to Series 1999-1 Certificateholders on such prior LIBO Payment Dates, plus

          (iii) the amount of any unpaid Additional LIBO Interest (but only to the extent permitted under applicable law), plus

          (iv) an amount equal to any unpaid Additional Amounts then due and owing (but only to the extent permitted under applicable law).

          (c) The Servicer shall direct the Trustee in writing on each Principal Determination Date to transfer (and on the next Principal Reduction Date the Trustee shall transfer) an amount equal to the Weekly Principal from the Collection Account into the Principal Funding Account.

          (d) The concepts of "Excess Principal Collections" and "Principal Shortfalls" referred to in the Agreement shall not apply to Series 1999-1.

     SECTION 4.7. Distributions to Series 1999-1 Certificateholders. (a) The Servicer shall direct the Trustee to make (and the Trustee shall make) the following distributions at the following times from the Interest Funding Account and the Principal Funding Account:

          (i) on each Distribution Date, amounts on deposit in the Interest Funding Account shall be distributed to the Series 1999-1
     Certificateholders in the following order of priority:

               (A) first, in payment of Monthly Interest for such Distribution Date;

               (B) second, in payment of any amount determined on any prior Distribution Date pursuant to paragraph (A) that was not distributed on any Distribution Date prior to the current Distribution Date; and

               (C) third, to the extent permitted under applicable law, in payment of any Additional Base Rate Interest or Additional CP Interest for the current LIBO Payment Date and, without duplication, any Additional Base Rate Interest or Additional CP Interest previously due but not distributed;

          (ii) on each LIBO Payment Date, amounts on deposit in the Interest Funding Account shall be distributed in the following order of priority:

               (A) first, to the Series 1999-1 Certificateholders in payment of the LIBO Interest Amount for such LIBO Payment Date;

               (B) second, to the Series 1999-1 Certificateholders in payment of any amount determined on any prior LIBO Payment Date pursuant to paragraph (A) that was not distributed on any LIBO Payment Date prior to the current LIBO Payment Date;

               (C) third, to the Series 1999-1 Certificateholders to the extent permitted under applicable law, in payment of any Additional LIBO Interest for the current LIBO Payment Date and, without duplication, any Additional LIBO Interest previously due but not distributed; and

               (D) fourth, an amount equal to any unpaid Additional Amounts then due and owing shall be distributed to the Administrative Agent (to the extent permitted under applicable law) for application in accordance with the Certificate Purchase Agreement; and

          (iii) on each Principal Reduction Date, all amounts on deposit in the Principal Funding Account shall be distributed (A) first, to the Series 1999-1 Certificateholders in reduction of the outstanding principal balance of the Series 1999-1 Certificates until such outstanding principal balance has been reduced to zero (provided, however, that the maximum amount distributed pursuant to this clause (ii) (A) on any Principal Reduction Date shall not exceed the excess of (x) the outstanding principal balance of the Series 1999-1 Certificates over (y) the sum of the unreimbursed Series 1999-1 Charge-Offs, each on such day); and (B) second, to the Seller.

          (b) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.3, 9.2, 10.1 and 12.2 of the Agreement and
Section 8.1 and 8.2 of this Series Supplement.

     SECTION 4.8. Application of Reserve Fund and Available Subordinated Amount.
(a) If Series 1999-1 Non-Principal Collections and Investment Proceeds distributed on any Distribution Date pursuant to Section 4.6(a) are not sufficient to make the entire distributions required on such Distribution Date by Section 4.6(a)(i), (ii), (iv) and (v), the Servicer shall direct the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.6(a)(i),
(ii), (iv) and (v) in the numerical order thereof, and the Trustee shall so withdraw and apply such funds. If Series 1999-1 Non-Principal Collections distributed on any LIBO Payment Date pursuant to Section 4.6(b) are not sufficient to make the entire distributions required on such LIBO Payment Date by Section 4.6(b), the Servicer shall direct the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.6(b), and the Trustee shall so withdraw and apply such funds. On each Distribution Date, after giving effect to
(i) all distributions pursuant to Section 4.6, (ii) any withdrawals from the Reserve Fund pursuant to this paragraph (a), and (iii) any issuance of any Series 1999-1 Certificates, if the balance of the Reserve Fund exceeds two percent (2%) of the aggregate outstanding principal balances of the Series 1999-1 Certificates, then the Servicer shall direct the Trustee to withdraw from the Reserve Fund and to pay (and the Trustee shall so withdraw and pay) such excess to the Seller.

     (b) If there is a Required Subordination Draw Amount for a Distribution Date, the Servicer shall, subject to the following paragraph, apply or direct the Trustee to apply the

Available Seller's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make up the shortfall in the distributions required by Sections 4.6(a)(i), (ii), (iv) and (v) and that have not been made through the application of funds from the Reserve Fund pursuant to Section 4.8(a). Any such Available Seller's Collections remaining after the application thereof pursuant to the preceding sentence shall be treated as a portion of Available Series 1999-1 Principal Collections for the next Principal Reduction Date, but only up to the amount of unpaid Adjustment Payments allocated to Series 1999-1 as described in Section 4.5(a)(vi). The Available Subordinated Amount shall be reduced in accordance with clause (ii) of the definition of Available Subordinated Amount in an amount equal to the Available Seller's Collections applied pursuant to the first sentence of this paragraph (b).

     If for such Distribution Date the sum of the Required Subordination Draw Amount and the aggregate of the required subordination draw amounts for all other Series outstanding exceeds the Available Seller's Collections on deposit in the Collection Account on such Distribution Date, then such Available Seller's Collections shall be allocated to such Series (including Series 1999-1) pro rata on the basis of such required subordination draw amounts (including the Required Subordination Draw Amount).

     (c) After the end of the Commitment Period, any funds in the Reserve Fund shall be treated as Available Series 1999-1 Principal Collections.

     (d) Notwithstanding the foregoing, so long as the Invested Amount exceeds zero no funds shall be distributed from the Reserve Fund to the Seller if as a result the balance of the Reserve Fund would fall below the lesser of (i) the Invested Amount and (ii) the product of (x) twenty-five basis points (0.25%) and
(y) the Maximum Funding Amount in effect on the Closing Date.

     (e) The balance of Available Seller's Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to Section 4.8(b) and the distributions in respect of other Series, shall be distributed to the Seller on such Distribution Date.

     SECTION 4.9. Series 1999-1 Charge-Offs. If, on any Distribution Date on which (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) (i) the Available Subordinated Amount for the related Determination Date is zero, (ii) the balance of the Reserve Fund on such Distribution Date is zero and (iii) the Deficiency Amount for such Distribution Date is greater than zero, then the Invested Amount shall be reduced by the amount of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Series 1999-1 Default Amount for the related Collection Period (a "Series 1999-1 Charge-Off"). Series 1999-1 Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Series 1999-1 Charge-Offs), (a) on any Principal Reduction Date by the sum of Allocable Miscellaneous Payments with respect to such

Principal Reduction Date and (b) on any Distribution Date by the amount allocated and available for that purpose pursuant to Section 4.6(a)(vi).

     SECTION 4.10. Excess Servicing. The Servicer shall direct the Trustee to apply (and the Trustee shall so apply), on each Distribution Date, Excess Servicing with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

          (a) an amount equal to the aggregate outstanding amounts of the Certificateholders' Monthly Servicing Fee which have been previously waived pursuant to Section 3.1 shall be distributed to the Servicer; and

          (b) the balance, if any, shall be distributed to the Seller.




                                   ARTICLE V

                          Distribution and Reports to
                       --------------------------------
                       Series 1999-1 Certificateholders
                       --------------------------------

     SECTION 5.1. Distributions. (a) On each Distribution Date, each LIBO Payment Date and each Principal Reduction Date, the Trustee as paying agent shall distribute to each Series 1999-1 Certificateholder of record on the preceding Record Date (other than as provided in Section 12.2 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the outstanding principal balances of the Series 1999-1 Certificates held by such Certificateholder) of the amounts on deposit in the Series 1999-1 Accounts as is payable to Series 1999-1 Certificateholders on such Distribution Date, LIBO Payment Date or Principal Reduction Date pursuant to the priorities set forth in Section 4.7.

     (b) Except as provided in Section 12.2 of the Agreement with respect to a final distribution, distributions to Series 1999-1 Certificateholders hereunder shall be made to the Series 1999-1 Certificateholders in immediately available funds.

     SECTION 5.2.  Reports and Statements to Series 1999-1 Certificateholders.
(a) At least two Business Days prior to each Distribution Date, the Servicer shall provide to the Trustee a statement substantially in the form of Exhibit B (a "Distribution Date Statement"), and on each Distribution Date the Trustee shall forward such Distribution Date Statement to each Series 1999-1 Certificateholder. At least two Business Days prior to each LIBO Payment Date, the Servicer shall provide to the Trustee a statement (a "LIBO Payment Date Statement") setting forth the amounts to be transferred and distributed pursuant to Sections 4.6 and 4.7 in respect of such LIBO Payment Date, and on each LIBO Payment Date the Trustee shall forward such LIBO Payment Date Statement to each Series 1999-1 Certificateholder. On each Principal Determination Date, the Servicer shall provide to the Trustee a statement setting forth the Weekly Principal for the next Principal Reduction Date in accordance with Section 4.6(b), and on each Principal Reduction Date the Trustee shall forward such statement to each Series 1999-1 Certificateholder.

     (b) A copy of each statement provided pursuant to paragraph (a) and a copy of the Pooling and Servicing Agreement (without exhibits) and this Series Supplement shall be made available to Series 1999-1 Certificateholders of record for inspection at the Corporate Trust Office during the Trustee's normal business hours.

     (c) On or before January 31 of each calendar year, beginning with calendar year 2000, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1999-1 Certificateholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-1 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1999-1 Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

     SECTION 5.3. Notice as to Overconcentration Amount. If the Servicer becomes aware that the Overconcentration Amount exceeds zero, the Servicer shall promptly notify the Rating Agencies and the Administrative Agent with respect thereto.



                                   ARTICLE VI

                           Early Amortization Events
                           -------------------------

     SECTION 6.1. Additional Early Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1999-1 Certificateholders, be deemed to be an Early Amortization Event solely with respect to Series 1999-1 (each, an "Additional Early Amortization Event"):

          (a) on any Distribution Date, the balance of the Reserve Fund is less than two percent (2%) of the aggregate outstanding principal balance of the Series 1999-1 Certificates, in each case after giving effect to all deposits and distributions on such Distribution Date;

          (b) any Servicer Default occurs;

          (c) on any Determination Date, the average of the Monthly Payment Rates for the three preceding Collection Periods is less than twenty-seven and one-half percent (27.5%); and

          (d) the ratio (expressed as a percentage) of (i) the average for each month of the net losses on the Receivables (exclusive of the Ineligible Receivables) owned by the Trust (i.e., gross losses less recoveries on any Receivables) (including recoveries from collateral security, recoveries from the products, recoveries from Manufacturers and insurance proceeds) during any three consecutive calendar months to (ii) the average of the month-end aggregate balances of the Receivables (without deducting therefrom the discount portion) for such three-month period, exceeds five percent (5%) on an annualized basis; provided, that this clause (d) may be amended or waived with the consent of the Seller and the Administrative Agent and upon the satisfaction of the Rating Agency Condition.



                                  ARTICLE VII

                              Optional Repurchase
                              -------------------

     SECTION 7.1. Optional Repurchase. (a) On any Distribution Date occurring after the date on which the Invested Amount is reduced to less than 10% of the principal amount of the Certificates on the Closing Date, the Seller shall have the option to purchase all of the Series 1999-1 Certificates at a purchase price equal to the Reassignment Amount for such Distribution Date.

     (b) The Seller shall give the Servicer, the Trustee and the Administrative Agent at least five Business Days' prior written notice of the Distribution Date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount and if for any reason the Seller fails to deposit the Reassignment Amount, payments shall continue to be made to Certificateholders as provided herein. The Reassignment Amount shall be distributed as set forth in
Section 8.1(b).




                                  ARTICLE VIII

                              Final Distributions
                              -------------------

     SECTION 8.1. Sale of Certificateholders' Interest Pursuant to Section 2.3 of the Agreement; Distributions Pursuant to Section 7.1 of this Series Supplement or Section 2.3 or 12.2(c) of the Agreementent. (a) The amount to be paid by the Seller to the Collection Account with respect to Series 1999-1 in connection with a purchase of the Certificateholders' Interest pursuant to Section 2.3 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

     (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1 or 8.1 of this Series Supplement or Section 2.3 of the Agreement or any Termination Proceeds deposited into the Collection Account pursuant to Section 12.2(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): (i) first, (x) deposit the sum of (A) the Monthly Interest for such Distribution Date plus any Monthly Interest previously due but not paid to the Series 1999-1 Certificateholders on any prior Distribution Date, plus (B) to the extent permitted under applicable law, the amount of Additional Base Rate Interest or Additional CP Interest, if any, for such Distribution Date and, without duplication, any Additional Base Rate Interest or Additional CP Interest previously due but not paid to Series 1999-1 Certificateholders on any prior Distribution Date, into the Interest Funding Account, plus (C) any accrued and unpaid LIBO Interest Amounts, plus (D) to the extent permitted under applicable law, the amount of accrued and unpaid Additional LIBO Interest, if any, plus (E) to the extent permitted under applicable law, any unpaid Additional Amounts then due and owing, and (y) deposit the Invested Amount on such date into the Principal Funding Account; and (ii) second, pay the remainder of any Termination Proceeds to the Seller; provided, however, that the sum of the amounts allocated pursuant to clauses (i) and (ii) shall not exceed the Reassignment Amount for Series 1999-1.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Principal Funding Account and the Interest Funding Account pursuant to Section 7.1 or 8.1 of this Series Supplement and all other amounts on deposit therein shall be distributed in full to the Series 1999-1 Certificateholders on such date in the order of priority set forth in Section 4.7 of this Series Supplement and any distribution made pursuant to paragraph (b) above and Section 4.7 of this Series Supplement shall be deemed to be a final distribution pursuant to Section 12.2 of the Agreement with respect to Series 1999-1.

     SECTION 8.2. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.2 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.2(b) of the Agreement, the Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to the Series 1999-1 Allocation Percentage of Principal Collections and deposit such amount in the Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to the Series 1999-1 Allocation Percentage of Principal Collections and (y) 100% minus the Excess Seller's Percentage with respect to the related Collection Period. The remainder of the portion of the Insolvency Proceeds allocated to the

Series 1999-1 Allocation Percentage of Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

     (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the sum of (i) Monthly Interest for such Distribution Date, (ii) any Monthly Interest previously due but not paid to the Series 1999-1 Certificateholders on any prior Distribution Date, (iii) to the extent permitted under applicable law, the amount of Additional Base Rate Interest or Additional CP Interest, if any, for such Distribution Date and, without duplication, any Additional Base Rate Interest or Additional CP Interest previously due but not paid to the Series 1999-1 Certificateholders on any prior Distribution Date,
(iv) any accrued and unpaid LIBO Interest Amounts, (v) to the extent permitted under applicable law, accrued and unpaid Additional LIBO Interest, if any, and
(vi) to the extent permitted by applicable law, any unpaid Additional Amounts then due and owing, from the portion of the Insolvency Proceeds allocated to the Series 1999-1 Allocation Percentage of Non-Principal Collections and deposit such amount in the Interest Funding Account, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of the Insolvency Proceeds allocated to the Series 1999-1 Allocation Percentage of Non-Principal Collections and (B) 100% minus the Excess Seller's Percentage. The remainder of the portion of the Insolvency Proceeds allocated to Non-Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Principal Funding Account and the Interest Funding Account pursuant to this Section and all other amounts on deposit therein shall be distributed in full in the order of priority set forth in Section 4.7 on the Distribution Date on which funds are deposited pursuant to this Section 8.2 (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and any distribution made pursuant to this Section 8.2 shall be deemed to be a final distribution pursuant to Section
12.2 of the Agreement with respect to Series 1999-1.

     (d) Distributions by the Trustee pursuant to this Article VIII shall be made by the Trustee at the written direction of the Servicer.


                                   ARTICLE IX

                            Miscellaneous Provisions
                            ------------------------

     SECTION 9.1. Name of Trust. Notwithstanding any other provision of the Agreement, (a) the name of the Trust is hereby changed to "Distribution Financial Services Floorplan Master Trust" and (b) all references to the Trust in any agreement or document executed in connection with the Agreement shall be deemed to refer to the Trust under the name specified in clause (a) of this sentence.

          SECTION 9.2. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 9.3. Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 9.4. Governing Law. This Series Supplement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 9.5. Waiver. Each party hereto hereby: (a) acknowledges that Mayer, Brown & Platt represents (i) DFS and the Seller in connection with the transactions contemplated by the Agreement, this Series Supplement and the Certificate Purchase Agreement, (ii) Affiliates of DFS and the Seller in other matters, (iii) FNBC and other parties to the Certificate Purchase Agreement (and Affiliates of FNBC and other parties to the Certificate Purchase Agreement) in other matters, and (iv) the institution which is the Trustee (and Affiliates of such institution) in other matters; and (b) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Series Supplement, Mayer, Brown & Platt is entitled to rely on this Section.

          SECTION 9.6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Series Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Seller.

          SECTION 9.7. Instructions in Writing. All instructions given by the Servicer to the Trustee pursuant to this Series Supplement shall be in writing, and may be included in a Distribution Date Statement or a LIBO Payment Date Statement.

          SECTION 9.8. Initial Funding of Reserve Fund. On the Closing Date the Seller shall cause to be deposited with the Trustee, and the Trustee shall deposit in the Reserve Fund, available funds in an amount equal to two percent (2%) of the aggregate initial principal balance of the Series 1999-1 Certificates.

      SECTION 9.9. Restrictions on Transfer of Series 1999-1 Certificates.

          (a) Each Series 1999-1 Certificateholder shall be deemed to have agreed with the Seller that: (a) such Series 1999-1 Certificateholder shall deliver to the Seller, on or before the Closing Date or the effective date of any Certificate Assignment or any sale of a participating interest to a Participant, a letter substantially in the form of Exhibit C hereto (an "Investment Letter"), executed by such assignee Series 1999-1 Certificateholder, in the case of a Certificate Assignment, or by the Participant, in the case of a participation, with respect to the purchase by such Series 1999-1 Certificateholder or Participant of all of, or a portion of an interest relating to, the Series 1999-1 Certificate and (b) all of the statements made by such Series 1999-1 Certificateholder in its Investment Letter shall be true and correct as of the date made; provided, however, that so long as FNBC is the Administrative Agent, the Administrative Agent shall not be required to sign an Investment Letter in its capacity as a Series 1999-1 Certificateholder.

          (b) Each Series 1999-1 Certificateholder shall be deemed to have agreed that prior to the date on which the first interest payment under its Series 1999-1 Certificates is due thereto, it shall provide to the Servicer and the Trustee (i) if such Series 1999-1 Certificateholder is created or organized under the laws of a jurisdiction outside the United States, two duly completed copies of the United States Internal Revenue Service Form 4224 or new Form W-8ECI or, if the Seller in its sole discretion consents, Form 1001 or new Form W-8BEN, or in either case successor applicable or required forms, (ii) a duly completed copy of United States Internal Revenue Service Form W-9 or, if the Seller in its sole discretion consents, Form W-8 or new Form W-8BEN or in either case successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Series 1999-1 Certificateholder shall be deemed to have agreed to provide to the Servicer and Trustee, like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer and Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or the Trustee. Each Series 1999-1 Certificateholder shall be deemed to certify, represent and warrant that as of the date of this Series Supplement, or in the case of a Series 1999-1 Certificateholder which is an assignee as of the date of the applicable Certificate Assignment, that it is entitled (x) to receive payments under the Agreement, this Series Supplement and the Certificate Purchase Agreement without deduction or withholding of any United States federal income taxes and (y) to an exemption from United States backup withholding tax, and that it shall pay any taxes lawfully imposed on its interest in a Series 1999-1 Certificate.

          (c) Notwithstanding any other provisions in this Series Supplement, the Agreement or the Certificate Purchase Agreement: (i) no transfer or assignment of any interests or obligations of any Series 1999-1 Certificateholder under this Series Supplement, the Agreement or the Certificate Purchase Agreement or any grant of participation therein shall be permitted or shall be effective if such transfer, assignment or grant would require the Seller or DFS to file a registration statement with the Securities and Exchange Commission or to qualify the Series 1999-1 Certificates under the "blue sky" or securities laws of any state or other jurisdiction; and (ii) no transfer or assignment of any Series 1999-1 Certificate shall be permitted or shall be effective if in connection therewith such Series 1999-1 Certificate is assigned or transferred directly or indirectly to or for the benefit of a Benefit Plan. "Benefit Plan" shall mean (1) any employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of ERISA or
     Section 4975 of the Internal Revenue Code of 1986, as amended (each a "Plan"), or (2) an entity using "plan assets" of a Plan.

      SECTION 9.10. Deposits in Collection Account. From and after any Change of Control (so long as the Administrative Agent shall not have waived the occurrence of such Change of Control) until the date on which the Invested Amount has been reduced to zero, Servicer shall deposit Collections in the Collection Account in accordance with Section 4.3(a) of the Agreement rather than in accordance with Section 4.3(b) of the Agreement, but in any event subject to Section 4.3(c) of the Agreement. "Change of Control" shall mean that any of DFS, the general partner of the Seller or the limited partner of the Seller shall fail to be owned or controlled, indirectly or directly, by Deutsche Bank AG.

      SECTION 9.11. Notice of Issuance. The Trustee and the Servicer, by their execution of this Series Supplement, shall be deemed to have received from the Seller notice of the issuance of Series 1999-1 in the manner contemplated by
Section 6.3(b)(i) of the Agreement. Each Rating Agency, by notifying the Seller or the Servicer that the issuance of Series 1999-1 will not result in a reduction or withdrawal of the ratings assigned by such Rating Agency to Investor Certificates issued in 1996, shall be deemed to have received from the Seller notice of the issuance of Series 1999-1 in the manner contemplated by
Section 6.3(b)(i) of the Agreement.

      SECTION 9.12. Severability; Certificate Rate Limitation. (a) If any one or more of the covenants, agreements, provisions or terms of this Series Supplement or any Series 1999-1 Certificate shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Series Supplement and shall in no way affect the validity or enforceability of the other provisions of this Series Supplement or of such Series 1999-1 Certificate.

     (b) Notwithstanding anything in this Series Supplement, the Pooling and Servicing Agreement, the Certificate Purchase Agreement or any Series 1999-1 Certificate to the contrary, if at any time any Certificate Rate, together with all fees, charges and other amounts which are treated as interest on the Series 1999-1 Certificates under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Series 1999-1 Certificateholders in accordance with the terms of this Series Supplement, the Pooling and Servicing Agreement, the Certificate Purchase Agreement or any Series 1999-1 Certificate, then such Certificate Rate, together with all Charges payable in respect of the Series 1999-1 Certificates, shall be limited to the Maximum Rate and, to the extent lawful, such Certificate Rate and Charges that would have been payable in respect of the Series 1999-1 Certificates, but were not payable as a result of the operation of this Section, shall be cumulated and the Certificate Rate and Charges payable to the Series 1999-1 Certificateholders in respect of other periods shall be increased (but not above the

Maximum Rate therefor) until such cumulated amount shall have been received by the Series 1999-1 Certificateholders.

      SECTION 9.13. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed as of the day and year first above written.

                          DEUTSCHE FLOORPLAN RECEIVABLES, L.P.,
                          as Seller

                          By DEUTSCHE FLOORPLAN RECEIVABLES, INC., its general partner


                          By:___________________________________________________
                             Name: Richard H. Schumacher
                             Title: President


                          By:___________________________________________________
                             Name: Richard C. Goldman
                             Title: Senior Vice President



                          DEUTSCHE FINANCIAL SERVICES CORPORATION, as Servicer


                          By:___________________________________________________
                             Name: Richard H. Schumacher
                             Title: Senior Vice President


                          By:___________________________________________________
                             Name: Richard C. Goldman
                             Title: Senior Vice President

THE CHASE MANHATTAN BANK,
as Trustee


                         By:________________________________

                            Name:___________________________

                            Title:__________________________

                                                                       EXHIBIT A

                       FORM OF SERIES 1999-1 CERTIFICATE

                             Initial
REGISTERED                   Principal Balance:*
                             $______________________
Certificate No.  R-


THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE P&S AND THE SERIES SUPPLEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ASSIGNED OR TRANSFERRED DIRECTLY OR INDIRECTLY TO OR FOR THE BENEFIT OF A BENEFIT PLAN (AS DEFINED BELOW).

            DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
                   FLOATING RATE ASSET BACKED CERTIFICATES,
                                 SERIES 1999-1

                 evidencing a fractional undivided interest in
                                 assets of the

                        DISTRIBUTION FINANCIAL SERVICES
                            FLOORPLAN MASTER TRUST.

     This certificate ("Certificate" or "Series 1999-1 Certificate") does not represent any interest in, or obligation of, Deutsche Floorplan Receivables, L.P. ("Deutsche FRLP" or the "Seller"), Deutsche Financial Services Corporation ("DFS"), Deutsche Bank AG or any affiliate thereof.


     This certifies that [                     ] (the "Series 1999-1
Certificateholder"), is the registered owner of a fractional undivided interest in assets of the Distribution Financial Services Floorplan Master Trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "P&S"),
------------------------
* Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

dated as of December 1, 1993, amended and restated as of March 1, 1994, further amended as of January 24, 1996, and amended and restated as of October 1, 1996, as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (the "Series Supplement"), among Deutsche FRLP, as Seller, DFS, as Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), that are allocated to the Series 1999-1 Certificateholders' Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are collectively referred to herein as the "Pooling and Servicing Agreement."

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Series 1999-1 Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement referred to above or be valid for any purpose.

     THIS CERTIFICATE MAY NOT BE ASSIGNED OR TRANSFERRED DIRECTLY OR INDIRECTLY TO OR FOR THE BENEFIT OF A BENEFIT PLAN. "BENEFIT PLAN" MEANS (1) ANY EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH A "PLAN"), OR (2) AN ENTITY USING "PLAN ASSETS" OF A PLAN.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     This Series 1999-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Series 1999-1 Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Series 1999-1 Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any conflict or inconsistency between this Series 1999-1 Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall control in all respects. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.


     The Seller has entered into the Pooling and Servicing Agreement and the Series 1999-1 Certificates have been (or shall be) issued with the intention that the Series 1999-1 Certificates shall qualify under applicable tax law as indebtedness of Deutsche FRLP secured by the Receivables. The Seller and each Series 1999-1 Certificateholder, by the acceptance of its Series 1999-1 Certificate, agrees to treat such Series 1999-1 Certificate as indebtedness of the Seller secured by the Receivables for Federal income taxes, state and local income, single business and franchise taxes (imposed on or measured by income) and any other taxes imposed on or measured by income.

     This Series 1999-1 Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer, Deutsche Bank AG or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

     IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

                             DEUTSCHE FLOORPLAN RECEIVABLES, L.P.

                             By: DEUTSCHE FLOORPLAN RECEIVABLES, INC., its
                                 general partner


                             By:__________________________________________

                                Name:_____________________________________

                                Title:____________________________________


                             By:___________________________________________

                                Name:______________________________________

                                Title:_____________________________________


Dated:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                 THE CHASE MANHATTAN BANK,
                                 as Trustee



                                 By:_____________________________________
                                    Authorized Officer


Dated:

                                  ASSIGNMENT

Social Security or other identifying number of assignee

________________________________


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________
                         (name and address of assignee)


_________________________________________________________________


the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:_______________                          ________________________________*
                                               Signature Guaranteed:



                                               _________________________________



-----------------
(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B


                          DISTRIBUTION DATE STATEMENT


     (a) The aggregate amount of Collections, the aggregate amount of Non-Principal Collections and the aggregate amount of Principal Collections processed during the immediately preceding Collection Period.

     (b) The Floating Allocation Percentage, the Principal Allocation Percentage and the Series 1999-1 Allocation Percentage for such Collection Period.

     (c) The amounts, by item, specified in Sections 4.6(a) and 4.7(a), with respect to the current Distribution Date.

     (d) The Required Subordination Draw Amount, if any, for the current Distribution Date.

     (e) The amount of the Series 1999-1 Charge-Offs and the amounts of reimbursements thereof for the preceding Collection Period.

     (f) The amount of the Monthly Servicing Fee for the preceding Collection Period.

     (g) The amounts, if any, to be withdrawn from the Reserve Fund on the current Distribution Date.

     (h) The Available Subordinated Amount for the current Determination Date (and the Specified Available Subordinated Amount for each outstanding Series 1999-1 Certificate).

     (i) The Reserve Fund balance for such date.

     (j) The Principal Funding Account balance, the Interest Funding Account balance and Collection Account balance with respect to such date.

     (k) The amounts payable under Section 2.06 of the Certificate Purchase Agreement.

     (l) Information as to delinquent Receivables (consistent with the information provided by the Servicer to the Trustee with respect to the Series issued in 1996).

                                                                       EXHIBIT C

                               INVESTMENT LETTER

Deutsche Floorplan Receivables, L.P.
655 Maryville Center Drive
St. Louis, Missouri  63141

          Re:  Purchase of Series 1999-1 Certificate
               -------------------------------------

Ladies and Gentlemen:

          This letter (this "Investment Letter") is delivered by ____________________ (the "Purchaser") pursuant to Section 9.9 of the Series 1999-1 Supplement dated as of June 1, 1999, among Deutsche Floorplan Receivables, L.P., as Seller, Deutsche Financial Services Corporation, as Servicer, and The Chase Manhattan Bank, as Trustee (as amended, amended and restated or otherwise modified from time to time, the "Series 1999-1 Supplement"). Capitalized terms used herein without definition shall have the meanings set forth in the Series 1999-1 Supplement. The Purchaser represents and warrants to the Seller as follows:

     (i) The Purchaser is authorized to enter into the Certificate Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby.

     (ii) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Series 1999-1 Certificates and the Purchaser is able to bear the economic risk of such investment.

     (iii) The Purchaser has received and reviewed the Pooling and Servicing Agreement, the Series Supplement (including the schedules and exhibits thereto) and the Certificate Purchase Agreement and has had the opportunity to perform due diligence with respect thereto and to ask questions of and receive answers from the Seller and its representatives concerning the Seller, the Trust and the Series 1999-1 Certificates.

     (iv) The [Administrative Agent is an agent on behalf of the Purchaser and the] Purchaser is not acquiring the Series 1999-1 Certificate as an agent or otherwise for any other person. The Purchaser is a [_________] organized under
the laws of [         ].

     (v) The Purchaser is an institutional "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended. The Purchaser understands that the offering and sale of the Series 1999-1 Certificates have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable state securities or "blue sky" law, and that the offering and sale of the Series 1999-1 Certificates have not been reviewed by, passed on or submitted to the Commission or any other federal or state agency or commission, securities exchange or other regulatory body.

     (vi) The Purchaser[, through the Administrative Agent,] is acquiring a Series 1999-1 Certificate without a view to any distribution, resale or other transfer thereof, except as contemplated by the following sentence. The Purchaser shall not resell or otherwise transfer the Series 1999-1 Certificates or any portion thereof, except (A) in accordance with Section 9.9 of the Series 1999-1 Supplement and (B) (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended; or (ii) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws, to a Person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act of 1933, as amended) that is aware that the resale or other transfer is being made in reliance upon Rule 144A.

     (vii) The Purchaser understands that each Series 1999-1 Certificate will bear legend substantially to the following effect:

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE P&S AND THE SERIES SUPPLEMENT REFERRED TO HEREIN.

THIS CERTIFICATE MAY NOT BE ASSIGNED OR TRANSFERRED DIRECTLY OR INDIRECTLY TO OR FOR THE BENEFIT OF A BENEFIT PLAN. "BENEFIT PLAN" MEANS (1) ANY EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH A "PLAN"), OR (2) AN ENTITY USING "PLAN ASSETS" OF A PLAN.

     (viii) The Purchaser acknowledges that the Seller has entered into the Pooling and Servicing Agreement, the Series 1999-1 Supplement and the Certificate Purchase Agreement, and the Series 1999-1 Certificates have been (or shall be) issued, with the intention that the Series 1999-1 Certificates shall qualify under applicable tax law as indebtedness of the Seller secured by the Receivables. The Purchaser shall treat each Series 1999-1 Certificate as indebtedness of the Seller secured by the Receivables for Federal income taxes, state and local income, single business and franchise taxes (imposed on or measured by income) and any other taxes imposed on or measured by income.

     (ix) This Investment Letter has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms.

     (x) The Purchaser is not a Benefit Plan, is not acquiring its interest in any Series 1999-1 Certificate directly or indirectly for the benefit of a Benefit Plan, and shall not transfer or assign any Series 1999-1 Certificate directly or indirectly to or for the benefit of a Benefit Plan.

                              Very truly yours,

                              _____________________________,
                              as Purchaser


                              By:___________________________
                                 Name:
                                 Title:

                                                                      SCHEDULE 1

                            SERIES 1999-1 ACCOUNTS

Name of Series
1999-1 Account               Account No.
--------------               -----------
Interest Funding Account      507-888871

Principal Funding Account     507-888928

Reserve Fund                  507-888898

     All of the foregoing accounts are maintained at the Trustee.

                                                                      SCHEDULE 2


                    CERTAIN TERMS USED IN THE DEFINITION OF
                   SPECIFIED AVAILABLE SUBORDINATION AMOUNT



     As used in the definition of Specified Available Subordination Amount:

     "Tier-1 Overconcentration" shall mean, as of any Determination Date, that
(a) there is no Tier-2 Overconcentration and no Tier-3 Overconcentration, and
(b) any of the following is then the case:

     (i)   the amount of the Dealer Overconcentrations exceeds zero;

     (ii)  the amount of the A/R Receivable Overconcentration exceeds zero;

     (iii) the amount of the Asset Based Receivable Overconcentration exceeds zero;

     (iv)  the amount of the Manufacturer Overconcentrations exceeds zero;

     (v)  the amount of the Product Line Overconcentration exceeds zero; or

     (vi) the amount of the Individual Unsecured Receivable Overconcentration exceeds zero, provided that, for purposes of this clause (vi), the Individual Unsecured Receivable Overconcentration shall be calculated as if the percentage in clause (ii)(b) of the definition thereof were three-quarters of one percent (0.75%) rather than one-half of one percent (0.50%).

     "Tier-2 Overconcentration" shall mean, as of any Determination Date, that
(a) there is no Tier-3 Overconcentration, and (b) any of the following is then the case:

     (i) the amount of the Dealer Overconcentrations exceeds zero, provided that for purposes of this clause (i), the Dealer Overconcentrations shall be calculated as if the percentage in clause (i) of the definition of Dealer Overconcentration were two and one-half percent (2.5%) rather than two percent (2%) and as if the percentage in clause (ii) of the definition of Dealer Overconcentration were three and one-half percent (3.5%) rather than three percent (3%);

     (ii) the amount of the A/R Receivable Overconcentration exceeds zero, provided that, for purposes of this clause (b), the A/R Receivable Overconcentration shall be calculated as if the percentage in the definition thereof were thirty percent (30%) rather than twenty percent (20%);

     (iii) the amount of the Asset Based Receivable Overconcentration exceeds zero;

     (iv)  the amount of the Manufacturer Overconcentrations exceeds zero;

     (v)   the amount of the Product Line Overconcentration exceeds zero; or

     (vi) the amount of the Individual Unsecured Receivable Overconcentration exceeds zero, provided that, for purposes of this clause (vi), the Individual Unsecured Receivable Overconcentration shall be calculated as if the percentage in clause (ii)(b) of the definition thereof were one percent (1%) rather than one-half of one percent (0.50%).

     "Tier-3 Overconcentration" shall mean, as of any Determination Date, that the Overconcentration Amount exceeds zero as a result of an overconcentration which exceeds the applicable percentages of the Pool Balance referred to in the definition of Asset Based Receivable Overconcentration, in the definition of Manufacturer Overconcentrations, in the definition of Product Line Overconcentration, or in clause (i), (ii) or (vi) of the definition of Tier-2 Overconcentration.

                                      -2-